OFFICE LEASE


     THIS OFFICE LEASE ("Lease") is entered into by and between ECHELON INTERNATIONAL CORPORATION, a Florida corporation, its successors and assigns ("Landlord"), and IXION BIOTECHNOLOGY, INC., a Delaware corporation, its permitted successors and permitted assigns ("Tenant"), effective as of September 18, 1998 ("Effective Date").



                     ARTICLE 1. SUMMARY OF LEASE PROVISIONS

     1.1. BASIC DATA. Certain fundamental provisions of this Lease are presented in this summary format in this Article to facilitate convenient reference by the parties hereto. All references in this Lease to the following terms shall be accorded the meanings or definitions given in this Article, as though such meaning or definition were fully set forth throughout the text hereof, unless such meanings are expressly modified, limited or expanded elsewhere in this Lease. This Article, together with the terms herein referenced, shall constitute an integral part of this Lease.

     (a) "Additional Rent" shall be "Tenant's Proportionate Share of the Operating Costs in Excess of the Operating Stop," as defined and discussed in Sections 1.1(o), below and 3.2(b), below, and any and all other sums of money or charges, other than Annual Gross Rent, required to be paid by Tenant under this Lease, whether or not the same be so designated.

     (b) "Annual Base Rent" shall equal the sum of (i) the "Annual Gross Rent" and (ii) "Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop".

     (c) "Annual Gross Rent" shall be equal to the sum of (i) the Fixed Annual Net Rent and (ii) the Operating Stop, at the rate as scheduled below each and every Lease Year during the Term, as follows:

          Fixed Annual                                      Estimated              Estimated
Lease Term    Net Rent      Amortized Improvements        Operating Stop       Monthly Payment
1-12         $40,529.28        $10,232.64                 $29,343.60           $6,675.46
12-24        $41,733.12        $10,232.64                 $30,223.91           $6,849.14
25-36        $42,987.12        $10,232.64                 $31,130.63           $7,029.20


     (note: The above schedule does not include any sales or use tax assessed on rental, nor "Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop" (as defined in Section 1.1(o), below), nor any additional charges due for excess utility usage, as provided in Article 5, below, nor parking, as provided in Article 18, below)

     (d) "B.O.M.A." shall mean the standard method of floor measurement as published by the Builders, Owners and Managers Association International Reprint, ANSI/BOMA 265.1-1996. The rentable square footage of the Leased Premises shall be calculated by its measurement pursuant to the guideline of B.O.M.A., which shall also include a common area percentage add on factor to the Leased Premises proportionate to the total area of the Building.

     (e) "Building" shall mean the building located on certain real property located at 13709 Progress Boulevard, located in the Progress Center, in the City of Alachua, Alachua County, Florida.

     (f) "Business Days" shall mean all days, except Saturdays, Sundays, New Year's Day, President's Day, Memorial Day, Independence Day, Christmas Day, Labor Day, Thanksgiving, and other recognized holidays.

     (g) "Commencement Date" shall mean the earliest to occur of: (i) the date on which Tenant opens up for business in and on the Lease Premises or any portion thereof; or (ii)or the date of "Substantial Completion" of the "Leasehold Work", as provided in the Work Agreement attached hereto as Exhibit "B". Notwithstanding the foregoing, in the event that the Leasehold Work has not been Substantially Completed by November 30, 1998, then, in such event, Tenant shall have the right to terminate this Lease by written notice to the other, whereupon all rights and liabilities arising hereunder shall cease.

     (h) "Default Rate" means interest at the highest rate permitted by law.

     (i) "Landlord's Work" shall mean all work to be performed by Landlord to complete the Leased Premises in substantial accordance with the Plans attached as Exhibit "B".

     (j) "Lease Year" shall mean each twelve (12)-month period beginning on the Commencement Date and each anniversary thereof, provided the Commencement Date is on the first day of a month. If the Commencement Date falls on a day other than the first day of a month, then the first Lease Year shall begin on the first day of the calendar month next following the Commencement Date. If the Commencement Date falls on a day other than the first day of a month, then the Term shall be extended by the period of time ("Partial Lease Year") from such Commencement Date through the end of the calendar month in which the Commencement Date falls.

     (k) "Leased Premises" shall be deemed to mean 3,744 square feet of usable area, which area shall be located in the north wing substantially identified by labeling on the floor plan attached hereto and made a part hereof as Exhibit "A". The Leased Premises are designated as Suite 111.

     (l) "Normal Business Hours" shall mean from 8:00 a.m. to 6:00 p.m. during all Business Days.

     (m) "Operating Costs" shall have the meaning set forth in Section 3.2 of this Lease.

     (n) "Operating Costs Stop" shall have the meaning set forth in Section 3.2 of this Lease.

     (o) "Plans" shall mean the final Landlord approved plans and specifications (working drawings) prepared by Landlord for the renovation, wiring, piping, construction and completion of the Leased Premises attached as Exhibit "B".

     (p) "Rent" shall mean the Fixed Annual Net Rent and Tenant's Proportionate Share of Operating Costs (as defined in Section 3.2 below), and any Additional Rent payable by Tenant to Landlord under this Lease.

     (q) "Rent Commencement Date" shall mean (a) the date on which Tenant takes possession of the Leased Premises; or (b) the Commencement Date, whichever is earlier. Taking possession of the Leased Premises by Tenant shall be deemed to establish conclusively that the Landlord's Work has been substantially completed in accordance with the Plans, are suitable for the purposes for which the Leased Premises are let, and that the Leased Premises are in good and satisfactory condition as of the date possession was so taken by Tenant.

     (r) "Rentable Area" or "Rentable Square Footage" shall mean the total rentable area (as it exists from time to time) based on the B.O.M.A. method. Rentable Area of the Leased Premises is hereby deemed to mean 5,016 rentable square feet.

                                                         28
     (s) "Tenant's Proportionate Share" shall be a percentage, determined by dividing the Rentable Square Footage in the Leased Premises by the number of rentable square feet in the Building (based on t he B.O.M.A. method). In the event of any change in the area of the Leased Premises (except a change relating to relocation pursuant to Section 19.11) or the Building, Tenant's Proportionate Share shall be adjusted to reflect such change or event on a prorated, daily basis. (t) "Tenant's Proportionate Share of the Operating Costs" shall have the meaning set forth in Section 3.2 below.

     (u) "Term" shall mean three (3) Lease Years (plus Partial Lease Year, if applicable) commencing on the Commencement Date and ending at 11:59 p.m. on the last day of the third (3rd) Lease Year ("Expiration Date") or on such earlier date in which the Term of this Lease shall expire or be canceled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Tenant shall have two, one-year renewal options.

     (v) "Use" shall mean general office or laboratory use including manufacture of diagnostic kits and reagents, therapeutic compounds and cell lines, and for no other purpose whatsoever.



                       ARTICLE 2. LEASED PREMISES AND TERM

     2.1. Leased Premises. Subject to the rent, terms and conditions herein set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Leased Premises, subject to the terms and provisions of this Lease to have and to hold for the Term, unless the Term shall be sooner terminated as hereinafter provided. In addition, as an appurtenance to this Lease, Tenant shall have the general and non-exclusive right to use the Common Area subject to the terms and conditions of this Lease. For purposes of this Lease, Common Area shall include all areas, improvements, facilities and equipment from time to time designated by Landlord for the general and nonexclusive common use or benefit of Tenant, other tenants of the Building, Landlord, and their respective officers, partners, directors, employees, agents, licensees, contractors, customer and invitees, to the extent customers and invitees are under the principals control or direction, including the following: (i) any areas in the Building devoted to lobbies, conference rooms, hallways, elevators, rest rooms, janitorial closets, mailrooms, and other similar facilities provided for the common use or benefit of tenants generally and/or for the public located in the Building (but shall not include any such areas designated for the exclusive use or benefit of a particular tenant); (ii) portions of the Building used for mechanical rooms, electrical facilities, telephone closets, fire towers and building stairs (but shall not include any such areas designated for the exclusive use or benefit of a particular tenant); (iii) elevator shafts, vents, stacks, pipe shafts and vertical ducts; and (iv) those portions of the Building and/or the Building Land which are provided and maintained for the common use and benefit of Landlord and tenants of the Building only and employees and invitees and licensees of Landlord and such tenants; including, without limitation, all atriums, walkways, parking areas, and all streets, sidewalks and landscaped areas comprising the Building Land.

     2.2. Landlord's Reservation. Landlord shall retain absolute dominion and control over the Common Area and shall operate and maintain the Common Area in such manner as Landlord in its sole discretion, shall determine; provided, however, such exclusive right shall not operate to prohibit Tenant from its material benefit and enjoyment of the Lease Premises for the permitted Use as defined in Section 1.1(v). Tenant acknowledges that without advance notice to Tenant and without any liability to Tenant in any respect, Landlord shall have the right to:

     (a) Close off any of the Common Area to whatever extent required in the opinion of Landlord to prevent a dedication of any of the Common Area or the accrual of any rights by any person or the public to the Common Area, provided such closure does not materially deprive Tenant of the benefit and enjoyment of the Leased Premises for its permitted use;

     (b) Temporarily close any of the Common Area for maintenance, alteration or improvement purposes;

     (c) Select, appoint or contract with any person for the purpose of operating and maintaining the Common Area, on such terms and conditions as Landlord deems reasonable;

     (d) Change the size, use, shape or nature of any such Common Area, provided such change does not materially deprive Tenant of the benefit and enjoyment of the Leased Premises. So long as Tenant is not thus deprived of the use and benefit of the Leased Premises, Landlord will also have the right at any time to change the arrangement or location of, or both, or to regulate or eliminate the use of any concourse, or any elevator, stairs, toilet or other public conveniences in the Building, without incurring any liability to Tenant or entitling Tenant to any abatement of rent;

     (e) Expand the existing Building or other buildings to cover a portion of the Common Area, convert the Common Area to a portion of the Building or other buildings, or convert any portion of the Building (excluding the Leased Premises) or other building to Common Area. Upon erection or any buildings or expansion of the Building, or change in Common Area, the portion of the Building upon which such structures have been erected will no longer be deemed to be a part of the Common Area. In the event of any such changes in the size or use of a building or Common Area, Landlord may make an appropriate adjustment in the rentable square feet of the Building and a corresponding adjustment to Tenant's Proportionate Share;

     (f) In addition to the other rights of Landlord under this Lease, Landlord reserves to itself and its respective successors and assigns the right to:
     (i) change the street address and/or name of the Building; (ii) erect, use and maintain pipes and conduits in and through the Leased Premises; (iii) grant to anyone the exclusive right to conduct any particular business or undertaking in the Building; (iv) control the use of the roof and exterior walls of the Building; and (vi) use Tenant's name in promotional materials relating to the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction or disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Leased Premises.

     2.3. Term. This Lease is effective and enforceable upon the date of execution hereof by both parties ("Effective Date"). The Term of this Lease shall commence on the Commencement Date as defined in Section 1, above, and shall extend to the last day of the third (3rd) Lease Year (or the last day of the first or second renewal term, as the case may be) at 12:00 a.m. midnight or on such earlier date on which the term of this Lease may expire or be terminated pursuant to the provisions of this Lease or pursuant to law. Promptly upon the occurrence of the Commencement Date, the parties shall execute an instrument confirming the Commencement Date and the expiration date of the initial term hereof, but the failure of any party to do so shall not release any of the parties from any of their obligations hereunder.

     Tenant shall have the option to extend the term of this Lease for two periods of one year each, upon condition there is no default at the commencement of the extended terms. The extended terms shall be upon conditions, and terms and rent determined and payable, as mutually agreed upon by Landlord and Tenant at such time (which shall include a reduction in that component of Rent attributable to amortization of improvements set forth in Section 1.1(b) above, which shall have been amortized during the initial Term). Tenant shall exercise each renewal option by notifying the Landlord in writing at least 90 days prior to the expiration of the initial term or the first renewal term as the case may be.

                                 ARTICLE 3. RENT

     3.1. Annual Gross Rent and Annual Base Rent. Tenant agrees to pay to the order of Landlord, without demand, set-off or deduction during the Term, the Annual Base Rent, in an amount equal to the sum of the Annual Gross Rent, specified in Section 1.1(b), and Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop (as defined in Sections 1.1(p) and Section 3.2, below). The Annual Gross Rent shall be due and payable in twelve (12) equal monthly installments, in advance, commencing on the Commencement Date and continuing on the first day of each and every subsequent calendar month during the Term, in the amount as scheduled in Section 1.1(b); provided, however, that the installment of the Annual Gross Rent payable for the first full calendar month following the Commencement Date (and if the Commencement Date occurs on a date other than on the first day of a calendar month, the installment of Annual Gross Rent prorated from such date until the first day of the following month) shall be due and payable at the time of execution and delivery of this Lease. Tenant shall pay, as Additional Rent, all other sums due under this Lease.
Tenant shall pay the Annual Gross Rent, Tenant's Proportionate Share of Operating Expenses in Excess of the Operating Stop, and all other Additional Rent by good check or in lawful currency of the United States of America. All forms of Rent due under this Lease shall be paid to Landlord at c/o Echelon Real Estate Services, Inc., 13709 Progress Boulevard, Box 10, Alachua, FL 33615, or such other location as Landlord may designate in writing from time to time.

     3.2. Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop3.2. Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop.

     (a) For the purpose of this Lease, the term "Operating Costs" shall mean the total cost and expense (as hereinafter defined), incurred by Landlord during any calendar year in owning, operating, managing, and maintaining and repairing the Building, including, if the Rentable Area of the Building is less than ninety-five percent (95%) occupied, all additional costs and expenses of operation, management and maintenance of the Building which Landlord determines that it would have paid or incurred during any calendar year in which ninety-five percent (95%) of the rentable area of the Building was occupied; (provided, however, if during any calendar year, the total Operating Costs charged to tenants as "grossed up" exceeds 100 percent of the actual operating expenses paid by Landlord, then the amount in excess of 100 percent due to such "grossing up" shall be returned to such tenants according to their pro rata shares). Only those component expenses that are affected by variations in occupancy levels shall be grossed up. The items and charges comprising Operating Costs shall specifically include, without limitation:

       (i)  landscaping and exterior pest control;

       (ii) maintenance (including janitorial costs), repair and replacement costs of the Buildings, and the cost of supplies, tools, materials, and equipment for Buildings repairs and maintenance that, under GAAP, would not be capitalized;

       (iii)  exterior window washing;

       (iv) the cost of personnel (including a property manager and employees supervised and reporting to such manager) necessary or convenient to implement the services specified in this Lease, with all customary employment and normal retirement benefits incident thereto, including without limitation, pension and medical and life insurance benefits, and security personnel, if such personnel are employed; all services, supplies, repairs, replacements, rents, or other expenses for maintaining, managing and operating the Buildings including parking and common areas;

       (v) the cost of any capital equipment and improvements (including, but not limited to, the heating, ventilating and air-conditioning system serving the Buildings) and of the installation thereof that (1) are primarily for the purpose of safety, saving energy, or reducing Operating Costs of the Buildings or (2) may be required by a governmental law or regulation not previously applicable to the Buildings or not in effect at the time when it was constructed or (3) as may be required to comply with the terms and provisions of the Americans with Disabilities Act ("Act") and its regulations, to the extent the same were in effect as of the Commencement Date but not enforced prior to the Commencement Date, (the cost of such capital improvement items and installation shall be amortized over such reasonable periods as Landlord shall determine, together with interest on the unamortized amount at a fluctuating rate per annum that is at all times equal to the prime interest rate for Chase Manhattan Bank, or if unavailable, CitiBank or other similar banking institution, as reported from time to time in the money rates column in The Wall Street Journal);

       (vi) all real property taxes and current installments of special assessments which become due during the Term (and any tax or assessment to the extent levied or assessed in lieu thereof) (with appropriate proration for any partial calendar year) and all reasonable real estate tax consultant expenses and attorneys' fees incurred for the purpose of maintaining an equitable assessed valuation of the Leased Premises, AND all current assessments levied by any property owner's association governing and maintaining the land on which the Building is located; and

       (vii) all insurance premiums Landlord is required to pay, including public liability insurance and property damage and other insurance as is customary for similar projects located in the Alachua area, with respect to the Building; and,

       (viii) an annual management fee equal to four percent (4%) of the Annual Base Rent, payable in equal monthly installments of one twelfth of the estimated annual fee, to be paid concurrently with the Tenant's payment of its share of the remaining Operating Costs.

     The term "Operating Costs" shall not include the following: repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; income, capital stock, estate, inheritance and franchise taxes of Landlord; expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of Landlord; any depreciation allowance or expense (except as expressly permitted hereinabove); and operating expenses which are the responsibility of Tenant; ad valorem taxes and other taxes on the personal property of Tenant located within the Leased Premises, to the extent the same has not been paid for by Tenant directly.

     Landlord shall have the right with regard to any and all management and maintenance obligations of Landlord under this Lease, to contract with such person(s) or entity or entities for the performance and accomplishment of such of the obligations as Landlord shall deem proper, including entities in which Landlord may hold an ownership or other interest, provided that such entities charge the same competitive amounts as if this were a third-party arms' length transaction. Landlord may incur certain operating, management and maintenance obligations, costs and expenses pertaining to the Leased Premises, together with or in combination with Landlord's operations, repair, management and maintenance of other properties located in the same development park or project. To the extent such costs and expenses are shared costs or jointly billed to Landlord, Landlord agrees that it shall apportion the costs and expenses among the Leased Premises and the other properties subject to such services, repair or maintenance in a fair and equitable fashion.

     (b) The parties each  acknowledge  that the Annual Gross Rent  specified in
     Section 3.1 above does not provide for escalating operating and maintenance expenses, real estate taxes and utility costs which shall hereafter affect the Leased Premises or the Building, in excess of an amount equal to $5.85 per rentable square foot ("Operating Stop"). Accordingly, Tenant shall pay to Landlord, Tenant's Proportionate Share of the Operating Costs in excess of the Operating Stop, as additional rent ("Additional Rent"), which amount due shall be computed by multiplying Landlord's Operating Costs for the calendar Year in question by Tenant's Proportionate Share, and deducting therefrom an amount obtained by multiplying $5.85 by the total number of rentable square feet in the Leased Premises. At Landlord's option, Tenant's Proportionate Share of the Operating Costs in Excess of the Operating Stop shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord at the beginning of each twelve (12) month period commencing and ending on dates designated by Landlord, each installment being due on the first (1st) day of each calendar month. Within one hundred twenty (120) days, after the end of each calendar year, the monthly installments paid or payable shall be adjusted between Landlord and Tenant in accordance with the actual Operating Costs.

     (c) Within one hundred twenty (120) days following the end of each year, or as soon as reasonably practical, Landlord shall deliver Tenant an annual itemized statement for Tenant's Proportionate Share of the Operating Costs in Excess of the Operating Stop, certified by Landlord or its accountant showing in reasonable detail the total Operating Costs actually incurred for the preceding year and the method of calculation thereof. If Tenant's Proportionate Share of the actual Operating Costs in Excess of the Operating Stop exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days of the receipt of the statement. If Tenant's Proportionate Share of the actual Operating Costs in Excess of the Operating Stop is less than the total of the estimated monthly payments made by Tenant for such year, then Landlord shall credit Tenant's account (or, if at the end of the term of this Lease, pay Tenant) the amount of the credit within thirty (30) days of the receipt of the statement. The obligations of Tenant and Landlord to make payment adjustment required under this Section shall survive the termination of this Lease. Failure of Landlord to provide such statement within the time prescribed shall not relieve Tenant of its obligations hereunder.

     (d) Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Landlord, prior to the termination date, shall have the option to invoice Tenant for Tenant's Proportionate Share of the Operating Costs in Excess of the Operating Stop based upon the previous year's Operating Costs. Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop in any Year during the Lease Term having less than 365 days shall be appropriately prorated. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Additional Rent payable by Tenant applicable to the year in which such termination shall occur shall be pro rated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. The obligations of Tenant and Landlord to make payment adjustment required under this Section shall survive the termination of this Lease.

     3.3. Late Payment Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Accordingly, other remedies for nonpayment of Rent notwithstanding, and except as expressly provided herein, in the event any installment payment of Annual Base Rent due Landlord hereunder shall not be paid within ten (10) days after the due date, Tenant shall pay Landlord a late payment fee of five percent (5%) of the unpaid past due amount, in addition to such other amounts owed under this Lease. In addition, Tenant shall pay Landlord interest on any delinquent payment due Landlord hereunder at the highest rate permitted by Florida Law, as provided in Chapter 687, Florida Statutes ("Default Rate"); provided that interest shall not be payable on late charges incurred by Tenant or on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted.

     3.4. Increase in Insurance Premiums. If an increase in any insurance premiums paid by Landlord for the Building is caused by Tenant's use of the Leased Premises, or if Tenant vacates the Leased Premises and causes an increase in such premiums, then Tenant shall pay as Additional Rent the amount of such increase to Landlord.

     3.5. Security Deposit. Upon the full execution of this Lease and unless waived by Landlord in writing, Tenant shall pay to Landlord a security deposit in the amount of $0. The security deposit shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease. It being expressly understood that the security deposit shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any event of default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Landlord to Tenant upon termination of this Lease. If any portion of the security deposit is so used or applied, Tenant shall upon ten days written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

     3.6. Holding Over. In the event that Tenant does not vacate the Leased Premises upon the expiration or termination of this Lease and continues to hold over in possession of the Leased Premises without the written consent of Landlord, Tenant shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, including the obligation to pay Rent, except that Tenant shall pay Landlord as an installment of the Annual Base Rent for the period of such holdover an amount equal to two times (200%) the Annual Base Rent which would have been payable by Tenant had the holdover period been a part of the original term of this Lease. The rental payable during the holdover period shall be payable to Landlord on demand.

     3.7. Sales Tax. In addition to the Annual Gross Rent and the Additional Rent to be paid by Tenant hereunder, Tenant shall be liable and pay to Landlord all rental, sales and use taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Rent or other charge upon which the tax is based as set forth above.

     3.8. Rights to Additional Rent. Landlord shall have the same rights and remedies with respect to Additional Rent as with respect to Fixed Annual Net Rent.


                          ARTICLE 4. OCCUPANCY AND USE

     4.1. Use. Tenant warrants and represents to Landlord that the Leased Premises shall be used and occupied solely for the purposes set forth in Article 1 and for no other purposes whatsoever. Notwithstanding the foregoing, Tenant shall not use the Leased Premises in violation of any exclusive uses heretofore granted to other tenants in the Building. Landlord and Tenant acknowledge and agree that Tenant's utilization of the Leased Premises for its permitted Use does not violate any such exclusive use. Tenant shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors (to the extent such invitees and visitors are within the Leased Premises) in such a manner as is lawful, reputable and will not create a nuisance. Tenant shall not permit any operation which emits any excessive or offensive odor or matter which intrudes into other portions of the Building, or outside of the Leased Premises, use any apparatus or machine which makes undue noise or causes undue vibration in any portion of the Building or otherwise materially interfere with, annoy or disturb any other lessee in its normal business operations or Landlord in its management of the Building. Tenant shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Building. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Leased Premises, Tenant shall, at its expense, duly procure and thereafter maintain such license or permit and shall at all times comply with the terms and conditions of same. Tenant shall not at any time knowingly suffer the Leased Premises to be used or occupied in violation of (i) the Certificate of Occupancy for the Leased Premises or for the Building, (ii) any of the provisions of this Lease, or (iii) zoning ordinances, or (iv) Tenant's permits, or (v) any laws, ordinances, orders, rules or regulations of governmental and quasi governmental authorities having jurisdiction over the Building, or the operations or business of Tenant.

     4.2. Signs. Except as expressly permitted hereinafter, Tenant shall not place any signs or other advertising matter or material on the exterior of the Building, anywhere upon the Common Areas, or in any portion of the interior of the Leased Premises which is visible beyond the Leased Premises, except those signs submitted to Landlord in writing and approved by Landlord in writing, and which signs are in conformance with Landlord's sign criteria established for the Building. Landlord shall provide, at Landlord's expense, a directory in the lobby of the Building listing all Building tenants, but shall have no obligation to list any assignees or subtenants. If any prohibited sign, advertisement or notice is exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay upon demand any and all expenses incurred by Landlord in such removal, together with interest thereon at the Default Rate.

     4.3. Compliance with Laws, Rules and Regulations. Tenant, at Tenant's sole cost and expense, shall comply with all present and future laws, ordinances, orders, and rules and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards having jurisdiction over the Leased Premises, Tenant's business, or any activity or condition on or about the Leased Premises, including, without limitation, all Environmental Laws and any other laws relating to the improvements on the Leased Premises or the air, soil or groundwater in and around the Leased Premises (collectively, the "Laws"). Tenant warrants that its business and all activities to be conducted or performed in, on, or about the Leased Premises shall comply with all of the Laws. Tenant agrees to change, reduce, or stop any such activity, or install necessary equipment, safety devices, pollution control systems, or other installations at any time during the Term hereof to so comply. Without limitation to the foregoing, Tenant agrees:

     (a) If, during the Term hereof, Landlord or Tenant is required to alter, convert, or replace the HVAC system serving the Leased Premises in order to comply with any of the Laws concerning indoor air pollution or quality, or in order to meet any applicable limitation on, standard for, or guideline relating to indoor air quality or the emission of any indoor air pollutant, including, without limitation, those adopted by the Occupational Safety and Health Administration, the American Society of Heating, Refrigeration, and Air Conditioning Engineers, or the Environmental Protection Agency, Tenant acknowledges and agrees that such costs of any such conversion or replacement, including without limitation, the purchase and installation of new equipment, and the alteration of existing HVAC equipment in the Leased Premises to accommodate any new equipment, shall either be paid by Tenant or shall be includable in the Operating Costs.

     (b) Tenant covenants and agrees, at its sole cost and expense, to comply with Laws regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse, and trash. Tenant shall sort and separate such waste products, garbage, refuse, and trash into such categories as provided by law. Each separately sorted category of waste products, garbage,  refuse,  and  trash  shall  be  placed  in  separate  receptacles reasonably approved by Landlord. Such separate receptacles may, at Landlord's option, be removed from the Leased Premises in accordance with a collection schedule prescribed by law. Landlord reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse, or trash that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Section, and, at Tenant's sole cost and expense, shall indemnify, defend, and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord. Landlord shall not be responsible for collection, storage, transportation or disposal of any hazardous waste as defined under Environmental Law and Tenant shall be solely responsible for such costs.

     (c) Tenant will comply with the reasonable rules and regulations of the Building adopted from time to time by Landlord, a current copy of which are set forth on Exhibit "C" attached to this Lease. Landlord shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed necessary for the safety, care, cleanliness, preservation of good order and operation or use of the Building or the Leased Premises. The Rules and Regulations, as changed in accordance with this section from time to time, are hereinafter called the "Rules and Regulations."

     4.4. Warranty of Possession. Landlord warrants that it has the right and authority to execute this Lease. Landlord covenants and agrees that, upon Tenant's paying on a monthly installment basis the Annual Gross Rent, Tenant's Proportionate Share of Operating Expenses in Excess of the Operating Stop, and any other Additional Rent required hereunder and performing all of the other covenants herein on its part to be performed, Tenant shall and may peaceably and quietly hold and enjoy the Leased Premises without hindrance by Landlord or persons claiming through or under Landlord (including, without limitation, any mortgagee of Landlord), subject to the terms, covenants and conditions of this Lease. Landlord shall not be responsible for the acts or omissions of any other lessee or third party not claiming through or under Landlord that may interfere with Tenant's use and enjoyment of the Leased Premises.

     4.5. Inspection. Upon reasonable prior notice, Landlord and Landlord's agents shall have the right during Normal Business Hours to enter the Leased Premises, to examine the same, and to show them to prospective purchasers or lenders of the Building, and to examine and correct any environmental conditions. Upon reasonable prior notice (except in the case of an emergency), Landlord and Landlord's agents shall have the right outside of Normal Business Hours to enter the Leased Premises to make such repairs or alterations as required under this Lease or as Landlord may reasonably deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part, and the Rent reserved herein shall in no wise abate while said repairs or alterations are being made; provided, however, if the necessity of such repairs do not arise due to the fault of Tenant and Tenant is prevented from operating in the Leased Premises in whole or in part, then in such event the Annual Gross Rent and all other charges shall be proportionately abated during said period. During the twelve (12) months prior to the expiration of the Term hereof, upon reasonable prior notice, Landlord may during Normal Business Hours exhibit the Leased Premises to prospective tenants. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Leased Premises or the Building or any part thereof, except as otherwise herein specifically provided. Notwithstanding the foregoing, no prior notice shall be required to permit Landlord or its authorized agents to enter the Leased Premises to supply janitorial service or any other service to be provided by Landlord pursuant to this Lease; provided, however, that with respect to any entry not pursuant to reasonable prior notice (other than the supply of janitorial service), Landlord shall promptly provide notice that it or its authorized agents entered the Leased Premises, setting forth the date, time, and purpose of the entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises. Tenant shall not change Landlord's lock system unless Tenant provides Landlord with a pass key, or in any other manner prohibit Landlord from entering the Leased Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefor.


                        ARTICLE 5. UTILITIES AND SERVICE

     5.1. Building Services. Landlord shall provide the Leased Premises with trash removal service, elevator service, and with water and electricity for lighting, receptacles for the operation of office machines and other incidental uses during the term of this Lease. Tenant shall pay all telephone charges for service to the Leased Premises. Landlord shall furnish Tenant hot and cold water at those points of supply provided for general use of other tenants in the
Building. In addition, Landlord shall furnish central heating and air conditioning in season during Normal Business Hours, and at temperatures and in amounts as are in accordance with the standards of office buildings in the Alachua County area, subject, however, to being in compliance with any governmental regulations. Landlord shall also provide routine maintenance, painting and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard and in accordance with the standards of first class office buildings in the Alachua County area. Landlord may, in its sole discretion, provide additional services not enumerated herein. Landlord will not be liable to Tenant or any other person, for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, elevator, cleaning, lighting or security or for any surges or interruptions of electricity, or other service Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord reserves the right temporarily to discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements, strikes, lockouts, riots, acts of God, governmental preemption in connection with a national or local emergency, any rule, order or regulation, conditions of supply and demand which make any product unavailable, Landlord's compliance with any mandatory or voluntary governmental energy conservation or environmental protection program, or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. Landlord will not be liable for damages to persons or property or for injury to, or interruption of, business for any discontinuance permitted under this Section, nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease. Landlord reserves the right from time to time to make changes in the utilities and services provided by Landlord to the Building provided such changes do not detract from the level of the existing utilities and services.

     5.2. Security and Theft or Burglary. Landlord shall not be liable to Tenant for losses to Tenant's property or personal injury caused by criminal acts or entry by unauthorized persons (other than the negligence or wilful misconduct of Landlord, or Landlord's agents or contractors) into the Leased Premises or the Building.

     5.3. Janitorial Service. Landlord shall keep the Leased Premises and the exterior and public areas of the Building cleaned and well maintained. Without limiting the foregoing, Landlord shall provide, and shall include the cost thereof in the Operating Costs, cleaning and janitorial services and window cleaning services of a nature and of a quality equal to that of other general office buildings in the Alachua County area, and the replacement of building standard light bulbs and ballasts. Landlord shall not provide additional or extra janitorial service to kitchens or storage areas included in the Leased Premises.

     5.4. Excessive Utility Consumption. Tenant shall pay all utility costs and additional improvement costs occasioned by high electrical consumption electrodata processing machines, advanced telecommunications equipment, computers and other equipment of high electrical consumption, including without limitation, the cost of installing, servicing and maintaining any special or additional inside or outside riders, wiring or lines, meters or submeters, transformers, poles, or air conditioning costs.

     5.5. Window Covering. Landlord, at its option, may furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Tenant shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the Building.

     5.6. Charge for Service. All costs of Landlord for providing the services set forth in this Article 5 (except those charges paid by Tenant pursuant to Section 5.4) shall be subject to the Additional Rent provisions in Section 3.2.


                       ARTICLE 6. REPAIRS AND MAINTENANCE

     6.1. Landlord Repairs. Landlord shall not be required to make any improvements, replacements or repairs of any kind or character to the Leased Premises or the Building during the term of this Lease except as are set forth in this Lease. Landlord shall maintain only (a) the roof, structure, columns, exterior walls and exterior windows, foundation, interior load-bearing walls and demising walls and floors, in sound, watertight condition and good state of repair; and (b) the elevators, and all Building systems and facilities including, but not limited to, the base building electrical, water, gas, sewer, life safety, mechanical and HVAC (including the Leased Premises' air handling equipment, but excluding separate package air-conditioning systems specially installed by or for Tenant for Tenant's sole use, if any) supplied to the Leased Premises in good operating condition, maintenance and repair; and (c) the sidewalks, curbs, driveways, parking areas (if any) and landscaping in good condition and repair, open and free of debris or other obstruction. The Landlord will also keep the public portions of the Building, toilets and common areas in clean, sightly, good operating condition and repair. Landlord's cost of maintaining and repairing the items set forth in this section are subject to the Additional Rent provisions in Section 3.2. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease. Tenant understands and agrees that Landlord may, at any time or from time to time during the term of this Lease, perform substantial renovation work in and to the Building or the mechanical systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, common hallways, or lobby), any of which work may require access to the same from within the Leased Premises. Tenant agrees that:

     (a) Landlord shall have access to the Leased Premises at all reasonable times, upon reasonable notice, for the purpose of performing such work; and

     (b) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Leased Premises (provided that Tenant is not denied access to said Leased Premises) which shall arise out of said access by Landlord or by the performance by Landlord of the aforesaid renovations at the Building.
Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any such entry upon the Leased Premises by Landlord. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease.

     6.2. Tenant Repairs. Tenant shall not suffer any damage, waste or deterioration to occur to the Leased Premises and shall maintain the interior non-structural portions of the Leased Premises and the fixtures and appurtenances therein in good and sightly condition, and shall make all repairs necessary to keep them in good working order and condition (including structural repairs when those are necessitated by the negligence or willful misconduct of Tenant or its agents, employees, invitees, licensees or visitors) ordinary wear and tear and Acts of God excepted, and subject to the provisions of Articles 8 and 11 hereof. For purposes of this Lease, ordinary wear and tear shall not include any environmental contamination in violation of any Environmental Law. All repairs, replacements and restorations made by Tenant shall be equal in quality and class to the originals thereof and shall be completed in compliance with applicable law. Tenant covenants that any repairs or replacements (as the case may be) required by the terms of this Lease to be made by Tenant shall be commenced and completed expeditiously; provided, however, if Tenant fails to make the repairs or replacements, in an emergency promptly after notice, or otherwise fails to make the repairs or replacements within thirty (30) days after notice or in the event that such repair or replacement is of such a nature as cannot with diligent effort be cured within said thirty (30) day period, Tenant shall have failed to commence to cure within said period or failed to diligently prosecute remedial efforts to completion within a reasonable time thereafter, then Landlord may, at its option, make the repairs or replacements, and the cost of such repairs or replacements shall be charged to Tenant as Additional Rent and shall become payable by Tenant with the payment of the rent next due hereunder.

     6.3. Request for Repairs. Tenant must notify Landlord of its request for repairs or maintenance to the Leased Premises that are the responsibility of Landlord pursuant to any provision of this Lease and such request must be made to Landlord at the address provided for in the notice section.

     6.4. Tenant Damages. At the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the Leased Premises to Landlord in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Leased Premises shall be borne by Tenant. For purposes of this Lease, ordinary wear and tear shall not include any environmental contamination in violation of any Environmental Law.


                     ARTICLE 7. ALTERATIONS AND IMPROVEMENTS

     7.1. Leasehold Improvements. If construction to the Leased Premises is to be performed by Landlord prior to or during Tenant's occupancy, Landlord will complete the construction of the improvements to the Leased Premises in accordance with plans and specifications agreed to by Landlord and Tenant. Within seven days of receipt of plans and specifications, Tenant shall execute a copy of the plans and specifications and, if applicable, change orders setting forth the amount of any costs to be borne by Tenant. In the event Tenant fails to execute the plans and specifications and change order within the seven day period, Landlord may, at its sole option, declare this Lease canceled or notify Tenant that the Annual Base Rent shall commence on the completion date even though the improvements to be constructed by Landlord may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Landlord and Tenant and shall constitute an amendment to this Lease. Notwithstanding anything contained herein to the contrary, in the event that Tenant is not in default at expiration of this Lease, Tenant shall be entitled to keep and remove the emergency generator installed in the Leased Premises without additional charge or cost to be paid to Landlord.

     7.2. Tenant Alterations. All additions, changes, improvements, construction, or alterations by Tenant ("Alterations") must be in accordance with the requirements of this Lease. In the event Tenant undertakes Alterations following the Effective Date, Tenant must obtain the prior written consent and approval of Landlord, which consent shall not be unreasonably withheld. Landlord's approval of any such Alterations may also be conditioned upon Landlord's approval of plans, contractors, contractor lien indemnification, and terms of access for construction. Any Alterations to the Leased Premises made by Tenant (to the extent that they cannot be removed without damage to the Leased Premises) shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease provided, however, Landlord, at its option (upon written notice not less than 20 days prior to the end of the Term or any renewal term), may require Tenant to remove and/or repair any Alterations in order to restore the Leased Premises to the condition existing at the time Tenant took possession, all costs of removal and/or repair and restoration to be borne by Tenant. This clause shall not apply to moveable equipment (including emergency power generators, autoclaves, water treatment systems, etc.) or furniture owned by Tenant which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Landlord. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of the Alterations and for final approval thereof upon completion and shall cause the Alterations to be performed in a good and workmanlike manner in accordance with the requirements of all applicable governmental authorities. All Alterations shall be diligently performed in a good and workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the Leased Premises.

       7.3. Liens. Nothing contained in this Lease shall be construed as a consent on the part of the Landlord to subject the estate of Landlord to liability under the Construction's Lien Law of the State of Florida, it being expressly understood that the Landlord's estate or interest in the Leased Premises or the Building shall not be subject to such liability, including any liens of any nature arising by reason of Tenant's construction, alteration, repair, restoration, replacement or reconstruction of any improvements on the Leased Premises or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant). All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Leased Premises or any improvements constructed thereon) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, repair, restoration, replacement or reconstruction thereof. Tenant shall strictly comply with the Construction's Lien law of the State of Florida, as set forth in Chapter 713, Florida Statutes, including, without limitation, the terms of Florida Statutes 713.10, pursuant to which Tenant acknowledges Tenant shall be responsible to provide such notice to any contractor dealing directly or indirectly with Tenant in performing any such work on or within the Building or any other area of Landlord's real property. This paragraph shall be construed so as to prohibit, in accordance with the provisions of Chapter 713, Florida Statutes, the interest of Landlord in the Leased Premises and Building being subject to any lien for any improvements made by Tenant or any other person on the Leased Premises or the Building. Notwithstanding the foregoing, Tenant, at its expense, shall cause any lien filed against the Tenant's interest under this Lease, the Leased Premises, the Building for work, services or materials claimed to have been furnished to or for the benefit of Tenant to be satisfied or transferred to bond within twenty (20) days after Tenant's having received notice thereof. In the event that Tenant fails to satisfy or transfer to bond such claim of lien within said twenty (20) day period, the Landlord may do so and thereafter charge the Tenant as additional rent, all costs incurred by the Landlord in connection with the satisfaction or transfer of such claim, including attorneys' fees plus interest thereon at the Default Rate. Further, Tenant agrees to indemnify, defend, and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such contractor's Claim of Lien. This Section shall survive the termination of this Lease.


                               ARTICLE 8. CASUALTY

     8.1. Substantial Destruction. If the Leased Premises shall be substantially damaged by fire, windstorm, or otherwise during the Lease Term, Landlord shall have the right to either terminate this Lease, provided that notice thereof is given to Tenant not later than one hundred twenty (120) days after such damage or destruction, or to proceed to repair such damage and restore the Leased Premises to substantially their condition at the time of such damage (but only to the extent of Landlord's original obligation to construct pursuant hereto and to the extent only of proceeds received by Landlord from its insurers. Tenant, at its sole cost and expense, shall repair and restore whatever trade fixtures, equipment and improvements it had installed prior to the damage or destruction. The terms "substantially damaged" and "substantial damage," as used in this Article, shall have reference to damage of such a character as cannot reasonably be expected to be repaired or such that the Leased Premises cannot be restored within ninety (90) days after the commencement of construction.

     8.2. Partial Destruction. If during the Term, the Leased Premises shall be partially damaged (as distinguished from "substantially damaged") by fire or other casualty, Landlord shall forthwith proceed to repair such damage and restore the Leased Premises to substantially their condition at the time of such damage (but only to the extent of Landlord's original obligation to construct pursuant hereto and to the extent only of proceeds received by Landlord from its insurerers), except Tenant, at its sole cost and expense, shall repair and restore whatever trade fixtures, equipment and other improvements it had installed prior to the damage or destruction (but only to the extent of proceeds received by Tenant from its insurers).

     8.3.  Abatement of Rent. If the provisions of Subsection 8.1 or 8.2 of this
Article 8 shall become applicable, the Annual Gross Rent and all other charges specified in this Lease shall be abated or equitably reduced proportionately during any period in which, by reason of such damage or destruction (i) there is substantial interference with the operation of the business of Tenant in the Leased Premises, or (ii) in the case of Section 8.2, Landlord shall fail to make repairs by reason of the failure to receive insurance proceeds, such abatement or equitable reduction shall continue for the period commencing with such destruction or damage and ending with the completion by Landlord of such work of repair and/or restoration as Landlord is obligated to do. In the event of the termination of this Lease pursuant to this Section 8, this Lease, and the Term hereof, shall cease and come to an end as of the date of such damage or destruction. Any Annual Gross Rent or other charges paid in advance by Tenant shall be promptly refunded by Landlord.

     8.4. Landlord's Limitation of Obligation. Despite anything contained in this Lease to the contrary, and without limiting Landlord's right or remedies hereunder:

     (a) If damage or destruction occurs to the Leased Premises or any part thereof by reason of any cause in respect of which there are no proceeds of insurance available to Landlord, or

     (b) If the proceeds of insurance are insufficient to pay Landlord for the costs of rebuilding or making fit the Leased Premises), or

     (c) If any mortgagee or other person entitled to the proceeds of insurance does not consent to the payment to Landlord of such proceeds for such purpose, or

     (d) If in Landlord's reasonable opinion any such damage or destruction is caused by any fault, neglect, default, negligence, act, or omission of Tenant, or those for whom Tenant is in law responsible, or any other person entering upon the Leased Premises under express or implied invitation of Tenant, then Landlord may, without obligation or liability to Tenant, terminate this Lease on 30 days' written notice to Tenant and all Rent shall be adjusted as of, and Tenant shall vacate and surrender the Leased Premises on such termination date.

     8.5. Landlord's Right to Terminate. In the event that the Building has been damaged or destroyed by fire or other casualty to the extent that the cost of restoration of the Building will exceed a sum constituting sixty percent (60%) of the total replacement cost thereof, Landlord shall have the right to terminate this Lease provided that notice thereof is given to Tenant not later than sixty (60) days after such damage or destruction and Landlord elects not to restore the Building and terminates all other leases for space in the Building.



                              ARTICLE 9. INSURANCE

     9.1. Tenant's Insurance. Tenant shall, at its sole expense, maintain in effect at all times during the Term insurance coverage with limits not less than those set forth below with insurers licensed to do business in the state of
Florida: a) Workers Compensation Insurance - statutory limits as required by State law, and as same may be amended from time to time; b) Employer's Liability Insurance - minimum limit $500,000; and c) Commercial General Liability Insurance, with a combined single limit of $1,000,000 per occurrence and general aggregate limits of $3,000,000. These policies shall be endorsed to include Landlord and Landlord's mortgagee, if any, as an additional insured, state that the insurance is primary over any insurance carried by Landlord, and the commercial general liability policy shall be written on a standard Insurance Services Office, Inc. (ISO) policy form with a 1988 or later edition date or its equivalent. The policy must be written on an occurrence basis and include Coverage A (Bodily Injury and Property Damage Liability), Coverage B (Personal and Advertising Injury Liability) and Coverage C (Medical Payments). Upon Tenant's default in obtaining or delivering the policy or certificate for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, upon ten (10) days notice to Tenant, procure or pay the reasonable charges for any such policy or policies (for not more than a 12 month period) and charge the Tenant therefor plus interest thereon at the Default Rate as additional rent. The limits of insurance specified in this Section may be adjusted upward by Landlord not more than once every three (3) years in the event that Landlord shall reasonably determine that because of any unexpected rates of inflation the limits specified offer inadequate protection to Landlord; provided, however, any such upward adjustment shall not exceed the then coverage customarily maintained for similar premises in Alachua area.

     9.2. Tenant's Personal Property Insurance. Tenant shall at all times during the term hereof and at its cost and expense, maintain in effect policies of insurance covering all of Tenant's personal property, trade fixtures and equipment located in the Leased Premises, in an amount equal to their full replacement value, providing protection against any peril included within the standard classification of "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism, theft and malicious mischief.

     9.3. Landlord's Insurance. Landlord, as a portion of the Operating Costs, shall maintain at all times during the term of this Lease: a) standard all-risk fire and casualty insurance, covering the Building in amounts at least equal to the full replacement cost of the Building at the time in question, but in no event less than such coverage as is required to avoid co-insurance provisions;
b) comprehensive public liability insurance; (c) employer's liability insurance;
d) worker's compensation insurance in statutory limits; and, e) such other insurance coverage as is customarily carried in respect of comparable Buildings. The limits set forth in subsections b, c, and d of this section may be set or adjusted by Landlord from time to time during the Term hereof to at least such minimum limits and coverage customarily maintained for similar premises in the Alachua area.

     9.3. General Requirements. All policies of insurance required under this article shall provide that they will not be cancelled upon less than thirty (30) days prior written notice to Landlord and Tenant. Tenant shall furnish to Landlord a certificate or certificates of insurance certifying that the insurance coverage required is in force, upon request. The coverage shall be issued by companies licensed to do business in the State of Florida and rated A:VIII or better in Best's Insurance Guide (or similar rating in an equivalent publication if no longer published) and shall otherwise be reasonably satisfactory to the parties. Not less than thirty (30) days prior to expiration of the coverage, renewal policies or certificates of insurance evidencing renewal shall be provided. Any insurance required by the terms of this Lease may be under a blanket policy (or policies) covering other properties of Tenant and/or its related or affiliated corporations. If such insurance is maintained under a blanket policy, the respective party shall procure and deliver to the other party a statement from the insurer or general agent of the insurer setting forth the coverage maintained and the amount thereof allocated to the risk intended to be insured hereunder.

                           ARTICLE 10. INDEMNIFICATION

     10.1. Tenant's Indemnification. Tenant shall indemnify, defend and save Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to or destruction of property arising from or out of any occurrence in, upon or at the Leased Premises, or the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, subtenants or concessionaires. In case Landlord shall be made a party to any such litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and pay all costs and attorney's fees incurred by Landlord in connection with such litigation, and any appeals thereof.

     10.2. Landlord Not Liable. Except for the negligence or intentional misconduct of Landlord or its agents, employees, invitees, licensees or visitors, Tenant agrees Landlord shall not be liable to Tenant, Tenant's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the Leased Premises caused by any act or omission of Landlord, its agents, servants or employees, or of any other person entering upon the Leased Premises under express or implied invitation by Tenant, or caused by the improvements located on the Leased Premises becoming out of repair, the failure or cessation of any service provided by Landlord (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the Leased Premises.

     10.3.  Landlord's Indemnification.

     (a) Landlord shall indemnify, defend and save Tenant harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to or destruction of property arising from or out of any occurrence in, upon or at the Leased Premises occasioned wholly or in part by any act or omission of Landlord, its agents, contractors, employees, servants, subtenants or concessionaires. In case Tenant shall be made a party to any such litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and pay all costs and attorney's fees incurred by Tenant in connection with such litigation, and any appeals thereof.

     (b) Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any and all claims, demands, losses, liabilities and penalties (including, without limitation, reasonable attorneys' fees at all trial and appellate levels, whether or not suit is brought) arising directly or indirectly from or out of or in any way connected with: (a) the presence of any Hazardous Substances (as hereinafter defined) in the Building, caused by the acts of Landlord, its agents or employees; or (b) any violation or alleged violation of any Environmental Law (as hereinafter defined) in the Building, caused by the acts of Landlord, its agents or employees.

     10.4. Tenant Not Liable. Except for the negligence or intentional misconduct of Tenant or its agents, employees, invitees, licensees or visitors, Landlord agrees Tenant shall not be liable to Landlord, Landlord's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the Leased Premises caused by any act or omission of Tenant, its agents, servants or employees, or of any other person entering upon the Leased Premises under express or implied invitation by Tenant.

                            ARTICLE 11. CONDEMNATION

     11.1. Substantial Taking. If, after the Commencement Date and before the termination of this Lease: (i) any portion of the Leased Premises is taken by eminent domain or conveyed in lieu thereof; or (ii) as a result of a taking by eminent domain or the action of any public or quasi-public authority or a conveyance in lieu thereof, the means of ingress or egress to and from the Building is so permanently altered as to materially and adversely affect the flow of traffic in, to, from or about the Building; then, in any of the foregoing events, the Lease Term shall, at the option of Tenant, cease and terminate as of the day possession shall be taken by the acting governmental or quasi-governmental authority (the "Date of Taking"). Such option to terminate shall be exercisable by Tenant giving written notice to Landlord on or before thirty (30) days after the Date of Taking, which notice shall provide for a termination date (the "Termination Date") not later than ninety (90) days after the Date of Taking and Tenant shall pay Rent up to the Termination Date, and Landlord shall refund such Annual Gross Rent and other payments as shall have been paid in advance and which cover a period subsequent to the Termination Date. In the event Tenant does not terminate this Lease, Landlord shall promptly and diligently restore the Building and the Leased Premises and the Building and Common Areas to as near to their condition prior to such taking or conveyance as is reasonably possible, and, during the course of such restoration, there shall be a fair and equitable abatement of all Annual Gross Rent and other charges, taking into account the extent to which Tenant shall be required to close down all or a portion of its operations until restoration has been completed; and, after such restoration, there shall be fair and equitable abatement of Annual Gross Rent and other charges on a permanent basis, taking into account the reduction in the size of the Leased Premises, reduction in Common Areas, and the like. If fifty percent (50%) or more of the rentable area in the Building is taken by eminent domain or conveyed in lieu thereof, then Landlord shall have the right to terminate this Lease by giving written notice to Tenant on or before thirty (30) days after the Date of Taking; provided that Landlord also terminates all Leases for premises within the Building.

     11.2. Restoration. If any portion of the Leased Premises shall be so taken or conveyed and this Lease is not terminated, then the Lease Term shall cease only with respect to that portion of the Leased Premises so taken or conveyed, as of the day possession shall be taken, and Tenant shall pay Annual Gross Rent and all other payments up to that day, with an appropriate refund by Landlord of such Rent as may have been paid in advance for a period subsequent to the date of the taking of possession and, thereafter, the Annual Gross Rent and all other payments shall be equitably adjusted. Landlord shall, at its expense, make all necessary repairs or alterations so as to constitute the remaining portion of the Leased Premises a complete architectural unit. It is understood and agreed that Tenant shall not have the right to claim damages for the value of its leasehold estate, nor shall Tenant have the right to share in any award granted to Tenant, nor shall Tenant have the right to claim damages that in any way may be in derogation of Landlord's award.


                       ARTICLE 12. ASSIGNMENT OR SUBLEASE

     12.1. Landlord Assignment. Landlord shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Building. Any such sale transfer or assignment shall operate to release Landlord from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer, provided such transferee or assignee assumes such liabilities in writing. The acceptance of rent by any such transferee or assignee shall constitute assumption of such liabilities.

     12.2.  Tenant Assignment.

     (a) Tenant shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Leased Premises, in whole or in part, without the prior written consent of Landlord, which shall not unreasonably be withheld (except that the Lease may be assigned without consent to a company which has acquired all or substantially all of the stock or assets of Tenant and further provided that the acquiring company has expressly assumed all obligations of tenant under this lease), and in no event shall any such assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder.

     (b) If Tenant desires to assign or sublet all or any part of the Leased Premises, it shall so notify Landlord at least thirty days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant will simultaneously with such request give Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the terms of the proposed assignment or sublease, (iii) reasonably satisfactory and complete information about the nature, financial condition, business and business history of the proposed assignee or subtenant, and its proposed initial use of the Leased Premises, and (iv) a fee in the amount of One Thousand and No\100 Dollars ($1,000.00) to reimburse Landlord for all its expenses including, without limitation, reasonable attorneys fees associated with Tenant's request to assign, sublet or otherwise encumber the Leased
     Premises under the terms of the Lease. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Within fifteen days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Landlord shall have the following options: (1) as to a requested sublease with a sublease term that coincides with ninety-five percent or more of the remaining term of this Lease, cancel this Lease as to the Leased Premises or portion thereof proposed to be sublet (provided, however, that Tenant shall have ten (10) days to nullify Landlord's cancellation of this Lease by written notice to Landlord that it is withdrawing the sublease request);
     (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration, less Tenant's reasonable expenses incurred in connection with such subletting, including without limitation, reasonable brokerage commissions, improvements allowances, and alteration costs, within ten days following receipt thereof by Tenant; or (3) refuse, in Landlord's reasonable judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Landlord gives Tenant written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the Leased
     Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law may, at its option, collect directly from the assignee or sublessee all rents becoming due to Tenant by reason of the assignment or sublease. Any collection directly by Landlord from the assignee or sublessee shall not be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease. Tenant shall deliver to Landlord within twenty (20) days after any assignment or subletting a copy of the executed assignment or sublease agreement. Any assignment or sublease shall provide that the assignee or subtenant shall comply with all applicable terms and conditions of this Lease to be performed by Tenant hereunder. The permitted use of the Leased Premises shall not change in connection with any assignment or sublease.


            ARTICLE 13. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

     13.1. Rights of Mortgagee. Tenant hereby acknowledges and agrees that this Lease is and shall be subject and subordinate to the lien of any existing or future mortgage or deed of trust encumbering all or any part of the Building, or any part thereof. Notwithstanding the foregoing, Tenant shall, within 10 days of Landlord's request, execute such subordination instruments as may be requested by a lienholder to document the subordination of this Lease to any mortgage lien encumbering the Building or any part thereof. Furthermore, Tenant will, upon request of the lienholder, be a party to an agreement acknowledging and agreeing that, if such lienholder succeeds to the interest of Landlord, Tenant will recognize said lienholder (or successor in interest of the lienholder) as its landlord under the terms of this Lease. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument on behalf of Tenant, provided a copy of such instrument is promptly delivered to Tenant.

                           ARTICLE 14. LANDLORD'S LIEN

     14.1. Liens. Nothing contained in this Lease shall be construed as a consent on the part of the Landlord to subject the estate of Landlord to liability under the Construction Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be subject to such liability. Tenant shall strictly comply with the Construction Lien law of the State of Florida, as set forth in Chapter 713, Florida Statutes. Notwithstanding the foregoing, Tenant at its expense, shall cause any lien filed against the Tenant's interest under this Lease, the Leased Premises, the Building or the Common Area for work, services or materials claimed to have been furnished to or for the benefit of Tenant (other than on account of the Landlord's Work) to be satisfied or transferred to bond within twenty (20) days after Tenant's having received notice thereof. In the event that Tenant fails to satisfy or transfer to bond such Claim of Lien within said twenty (20) day period, the Landlord may do so and thereafter charge the Tenant as additional rent, all costs incurred by the Landlord in connection with the satisfaction or transfer of such claim, including attorneys' fees plus interest thereon at the Default Rate. Further, the Tenant agrees to indemnify, defend, and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such mechanic's Claim of Lien. This Section shall survive the termination of this Lease.

                        ARTICLE 15. DEFAULT AND REMEDIES

     15.1. Default by Tenant. The following shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Annual Gross Rent, any installment of Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop or reconciliation thereof, any other Additional Rent, or any other charge or assessment against Tenant pursuant to the terms hereof when due and shall not cure such failure within ten (10) days of such due date; (ii) Tenant shall fail to comply with any term, provision, covenant, agreement or warranty made under this Lease by Tenant, other than the payment of any installment of Annual Gross Rent, any installment of Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop or reconciliation thereof, any other Additional Rent or other charge or assessment payable by Tenant, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; (iii) a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or substantially all of Tenant's assets is filed against Tenant in any court pursuant to any statute either of the United States or of any state and Tenant fails to secure or diligently proceed to secure a discharge thereof within sixty (60) days, or if Tenant voluntarily files a petition in bankruptcy or makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors; or (iv) Tenant shall do or permit to be done anything which creates a lien upon the Leased Premises for work performed by, through or under Tenant which Tenant fails to remove or bond off within thirty
(30) days after written notice thereof.


     15.2.  Remedies for Tenant's Default.

     (a) Upon the occurrence of any event of default set forth in this Lease, Landlord, besides other rights or remedies that it may have and without prior notice (except as specified in Subsection 15.1 above), shall have the right to (i) terminate Tenant's right of continued possession of the Leased Premises and declare the entire remaining unpaid Rent for the balance of the then existing Term of this Lease to be immediately due and payable forthwith and take action to recover and collect the same either by distress or otherwise, but in the event Landlord is able to relet the Leased Premises during such periods from time to time, Tenant shall consent to such reletting and Tenant shall be entitled to a credit against such damages in the amount of the rents and other sums received by Landlord from any such reletting of the Leased Premises, less any reasonable costs incurred by Landlord in connection with the repossessing of the Leased Premises, including, without limitation, reasonable attorneys' fees, brokerage commissions and any costs of allowance, repairs or alterations, or (ii) terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, or (iii) terminate Tenant's right of continued possession of the Leased Premises and from time to time, without terminating this Lease, relet the Leased Premises or any part thereof for the account and in the name of Tenant, for any such lease term or terms and conditions as Landlord, in its reasonable discretion, may deem advisable, and with the right to make alterations, additions and repairs to the Leased Premises deemed by Landlord to be necessary in conjunction with such reletting. Notwithstanding any other remedy set forth in this Lease, in the event Landlord has made rent concessions of any type or character, or waived any base rent, and Tenant fails to take possession of the Leased Premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be cancelled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Tenant of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under Section 2. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by mailing or delivering written notice of such termination to Tenant, and no other act or omission of Landlord shall be construed as a termination of this Lease.

     (b) Should Landlord terminate Tenant's right of possession of the Leased Premises pursuant to Subsection (a) (iii) above, then Tenant shall pay to Landlord, within ten (10) days of Landlord's demand, all of the following:
     (i) any unpaid Rent and other charges to be paid by Tenant hereunder up to the date when Landlord shall have so terminated Tenant's right of possession, plus interest thereon at the Default Rate from the due date together with the initial leasehold or tenant improvements or allowances incurred by Landlord in connection with the execution of this Lease (prorated for the unexpired portion of the Term, such that Tenant does not have to pay for that portion attributable to the period prior to such Default); (ii) the reasonable costs of recovering possession of the Leased Premises and any reasonable legal fees and expenses directly related to the breach, the recovery of possession, and the collection of unpaid Rent and other charges; (iii) the reasonable costs incurred by Landlord in repairing and restoring the Leased Premises to the condition which same were to have been surrendered to Landlord at the expiration of the Lease term or to a condition required to lease premises to a new tenant; (iv) the reasonable costs of removing any of Tenant's property from the Leased Premises and, if same be stored, the reasonable cost of transporting and storing same (if Landlord shall store such property in the Building then Landlord shall be entitled to a reasonable storage fee hereunder); and (v) all reasonable brokerage fees and commissions and allowances (prorated for the unexpired portion of the Term) incurred by Landlord in reletting the Leased Premises.

     (c) Rents  received by Landlord from any  reletting  pursuant to Subsection
     (a)(iii) above, shall be applied first to the payment of any of the items enumerated in Subsection (b) above, in such order as Landlord shall deem appropriate, and second to the payment of rent and other sums due and unpaid by Tenant hereunder as of the date of Landlord's receipt of said rents. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder.

     (d) No such reletting of the Leased Premises by Landlord pursuant to Subsection (a) (iii) above shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction; and notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach provided it has not been cured.

     (e) Should Landlord at any time terminate this Lease for any breach pursuant to Subsection (a)(ii) above, then in addition to any other remedy Landlord may have by reason of such breach, Landlord shall have the right to recover from Tenant all or any of the following: (i) any unpaid rent and other charges to be paid by Tenant hereunder up to the date of termination, plus interest thereon at the Default Rate from the due date; (ii) the reasonable costs of recovering possession of the Leased Premises and collecting said arrearages in rent and other charges, including any reasonable legal fees and expenses directly related to the breach, the recovery of possession, and the collection of unpaid Rent and other charges to be paid by Tenant and the total cost of brokerage commissions and initial leasehold or tenant improvements or allowances incurred by Landlord in connection with the execution or renewal of this Lease (prorated for the unexpired portion of the Term) ; (iii) costs, as reasonably estimated by Landlord which would be incurred in repairing or restoring the Leased Premises to the condition in which the same were to have been surrendered to Landlord at the expiration of the Lease term; (iv) the reasonable costs of removing any of Tenant's property from the Leased Premises, and, if same be stored, the reasonable cost of transporting and storing same (if Landlord shall store such property in the Building then Landlord shall be entitled to a reasonable storage fee hereunder); (v) all brokerage fees and commissions (prorated for the unexpired portion of the Term)incurred by Landlord in reletting the Leased Premises; and (vi) compensation for the loss of profits occasioned by the breach and resultant termination of this Lease, which loss the parties agree shall be determined by calculating the total amount of Rent to be paid by Tenant, and any other charges to be paid by Tenant, as if this Lease had not been terminated, from the date of termination to the expiration date and deducting therefrom the fair market rent value of the Leased Premises for a like period expected to be collected by Landlord during such period. (f) Landlord shall have the right to recover, in execution of judgment(s) rendered in legal proceedings or otherwise, either jointly or from time to time severally, the applicable sums specified in clauses (i) through (v) of Subsection (b) and clauses (i) through (vi) of Subsection (e), and Landlord's recovery of one or more of such sums shall not constitute a waiver of Landlord's right to recover from Tenant the remaining sum(s).

     (g) Tenant hereby waives all rights of redemption, now or hereafter granted, to the extent such rights may be lawfully waived.

     (h) Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Annual Gross Rent, Tenant's Proportionate Share of Operating Costs in Excess of the Operating Stop or other Additional Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. All of Tenant's and Landlord's obligations under this Section shall survive the termination of this Lease.

     (i) Notwithstanding anything herein to the contrary, in the event that Tenant abandons the Leased Premises for a continuous period of three weeks or more for any reason other than casualty or condemnation or force majeure not relating to Tenant's business operations, Landlord shall have the sole and exclusive remedy to terminate this Lease without prior notice. "Abandon" means the vacating of all or substantially all of the Leased Premises by Tenant, whether or not Tenant is in default of the rental payments due under this Lease or any other provision of this Lease.

In addition to Landlord's remedies under this Article 15, Landlord may, at its sole discretion and without notice, invoke the following provisions:

     (a) Upon a Tenant's bankruptcy, this Lease and all rights of Tenant hereunder shall automatically terminate with the same force and effect as if the date of any such event were the date stated herein for the expiration of the Term, and Tenant shall vacate and surrender the Leased Premises, but shall remain liable as herein provided. Landlord reserves any and all remedies provided herein or at law or in equity.

     (b) If this Lease is not terminated in accordance with subsection (a) above because such termination is not allowed under the Bankruptcy Code (hereinafter defined), upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed, agree:

       (1) to perform promptly each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of a United States Bankruptcy Court or other United States Court of competent jurisdiction; or deemed rejected by operation of law, pursuant to 11 U.S.C. ss. 365(c)(4);

       (2) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Leased Premises an amount equal to all Annual Base Rent and all other Additional Rent;

       (3) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within thirty
       (30) days of the filing of a petition under any other Chapter;

       (4) to give Landlord at least forty-five (45) days prior written notice of any proceeding relating to any assumption of this Lease;

       (5) to give Landlord at least thirty (30) days prior written notice of any abandonment of the Leased Premises; (6) to be deemed conclusively to have rejected this Lease in the event of the failure to comply with any of the above;

       (7 to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same; and

       (8   that this is a "lease of real property" as such term is used in the
        Bankruptcy Code.

     (c) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord hereunder, whether or not expressly denominated as Rent, shall constitute "rent" for the purposes of
     Section 502(b)(7) of the Bankruptcy Code, including, without limitation, reasonable attorneys' fees incurred by Landlord by reason of Tenant's bankruptcy.

     (d) Nothing contained in this Section 15.3 shall be deemed in any manner to limit Landlord's rights and remedies under the Bankruptcy Code, as presently existing or as may hereafter be amended. In the event that the Bankruptcy Code is interpreted or amended during the term of this Lease to so permit, or is superseded by an act so permitting, the following additional acts shall be deemed an event of default under this Lease: (i) if Tenant is adjudicated insolvent by the United States Bankruptcy Code or
     (ii) if a petition is filed by or against Tenant under the Bankruptcy Code and such petition is not vacated within one hundred twenty (120) days. In either of such events, this Lease and all rights of Tenant hereunder shall automatically terminate with the same force and effect as if the date of either such event were the date stated herein for the expiration of the Term, and Tenant shall vacate and surrender the Leased Premises, but shall remain liable as herein provided. Landlord reserves any and all rights and remedies provided herein or at law.


                      ARTICLE 16. TENANT'S REPRESENTATIONS

     16.1. Tenant's Representations. Tenant, in order to induce Landlord to enter into this Lease, hereby represents:

     (a) That Tenant has full power and authority to conduct its business as presently conducted and to enter into this Lease. That this Lease has been duly authorized, executed and delivered by Tenant and constitutes and legal and binding obligation of Tenant.

     (b) That, to Tenant's knowledge, no litigation or proceedings (or threatened litigation or proceeding or basis therefor) exists which could materially and adversely affect the ability of Tenant to perform its obligations under this Lease or which would constitute a default on the part of Tenant under this Lease, or which would constitute such a default with the giving of notice or lapse of time, or both.

     (c) That Tenant is in compliance with Environmental Law at all of its facilities and locations.


                       ARTICLE 17. REAL ESTATE COMMISSION

     17.1. Brokers. Except for Echelon Real Estate Services, Inc. ("Broker"), Landlord and Tenant hereby represent and warrant, each to the other, that they have not disclosed this Lease or the subject matter hereof to, and have not otherwise dealt with, any broker, finder or any other person, firm, corporation or other legal entity so as to create any legal right or claim of whatsoever kind or nature for a commission or similar fee or compensation with respect to the Leased Premises or this Lease. Landlord and Tenant hereby indemnify each other against, and agree to hold each other harmless from, any liability or claim (and all expenses, including attorneys' fees, incurred in defending any such claim or in enforcing this indemnity) for a real estate brokerage commission or similar fee or compensation arising out of or in any way connected with any claimed dealings with the indemnitor and relating to the Leased Premises or this Lease. Landlord and Tenant each acknowledge that Echelon Real Estate Services, Inc., licensed under Chapter 475, Florida Statutes, represents Landlord in connection with the procurement of Tenant and the negotiation of the terms of this Lease and shall be compensated by Landlord pursuant to a separate agreement. The provisions of this Section shall survive the expiration or sooner termination of this Lease.


                               ARTICLE 18. DELETED


                          ARTICLE 19. OTHER PROVISIONS

     19.1.  Hazardous Substances.

     (a) Hazardous Substances. The term "Hazardous Substances," as used in this Lease shall mean all substances, pollutants, contaminants, chemicals, wastes, products or other materials listed, designated or otherwise determined to be hazardous, toxic, dangerous or injurious to human health, safety or the environment by any agency, court or executive pursuant to or which are otherwise regulated or controlled by Environmental Law. By way of example and without limitation, the term shall include all hazardous substances defined under 40 C.F.R. Part 302, all hazardous wastes defined by 40 C.F.R. Parts 260 and 261 and similar rules and their successors as well as all petroleum and petroleum products, asbestos, PCB's, nuclear and radioactive material, including naturally occurring radioactive materials. As used in this Lease, the term "Environmental Law" shall mean all laws and regulations relating to environmental protection, growth management, planning, wetlands or other protected habitat, protected species, historical and archeological resources, zoning, human health, welfare and/or safety applicable to the Tenant, its operations or the Leased Premises or any activities on, in or under the Leased Premises now or hereafter, including, but not limited to, the federal Resource Conservation and Recovery Act, the federal Toxic Substances Control Act, the federal Comprehensive Environmental Response, Compensation and Liability Act, the federal Clean Water Act, the federal Clean Air Act, Chapters 163, 373, 376, and 403 Florida Statutes or the laws of other states as applicable, law relating to and rules of the local governments including county land development codes and other federal, state, regional, and local laws and rules, codes, ordinances, regulations, guidelines, plans, orders, and directives of governmental authorities and agencies with jurisdiction over or which are otherwise applicable to the Tenant, its operations, activities or business, or the Leased Premises.

     (b) Tenant Restrictions. Tenant shall not cause or permit:

         (i) Any violation of Environmental Law on, under, or about the Leased Premises, or arising from Tenant's use or occupancy of the Leased Premises, including, but not limited to, outdoor or indoor air quality, soil and ground water conditions; or

(ii) The use, generation, release, manufacture, refining, production, processing, storage, treatment or disposal of any Hazardous Substance on, under, or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substance, except as specifically set forth in Exhibit "D", which shall be in strict compliance with all Environmental Law. Tenant shall update this exhibit on a periodic basis prior to any material or substantial change in the items or matters listed thereon, and shall not engage in such uses or use any such matters on the revised exhibit unless and until it has been approved by Landlord in the exercise of its reasonable discretion, which shall not be unreasonably withheld, conditioned or delayed.

     (c) Environmental Clean-up.

         (i) Tenant   shall,   at  Tenant's   own   expense,   comply  with  all
             Environmental   Law  regulating  the  use,   generation,   storage,
             transportation, treatment or disposal of Hazardous Substances.

         (ii)Tenant shall,  at Tenant's own expense,  make all  submissions  to,
             provide  all   information   required   by,  and  comply  with  all
             requirements of Environmental Law.

         (iii) Should any governmental entity or any third party demand that any environmental investigation, environmental survey, contamination assessment plan, preliminary contamination assessment plan, remedial action plan, cleanup plan or other removal, remedial action or other environmental corrective action be conducted or prepared or that a clean-up, removal, remedial action or other environmental corrective action be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances or other violation of Environmental Law that occurs during the term of this Lease at or from the Leased Premises, or which arises at any time from Tenant's use or occupancy of the Leased Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such actions plans to the satisfaction of the authorities under Environmental Law and Landlord.

(iv) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, treatment or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Section (c) within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in taking all necessary actions, including , but not limited to, the preparation of all documents Landlord deems necessary or appropriate, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Section (c) or an assumption of liability by Landlord.

         (v) Tenant's obligations and liabilities under this Section (c) shall survive the expiration of this Lease.

     (d) Tenant's Indemnity.

         (i) Tenant shall indemnify, defend, and hold harmless Landlord, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all liabilities, obligations, penalties, fines, claims, litigation, demands, defenses, judgments, suits, proceedings, actions, costs, disbursements or expenses of any kind or of any nature whatsoever (including without limitation, attorneys' and experts' fees and disbursements whether at trial, during arbitration or mediation or on appeal) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances or any violation of Environmental Law that occurs during the term of this Lease, at or from the Leased Premises, or which arises at any time from Tenant's use or occupancy of the Leased Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by Environmental Law.

         (ii)Tenant's obligations and liabilities under this Section (d) shall survive the expiration of this Lease.

     19.2. Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a Building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county health public health unit.

     19.3. Americans with Disabilities Act. Tenant covenants and agrees, at its expense without reimbursement or contribution by Landlord, to keep, maintain, alter and replace, if necessary, the interior non-structural portions of the Leased Premises so as to maintain compliance of same with the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et seq. (the "Act"), as amended from time to time, and all rules and regulations promulgated to further the purpose of and to enforce the Act (the "ADA").


                            ARTICLE 20. MISCELLANEOUS

     20.1. Waiver. Failure of Landlord or Tenant to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord or Tenant shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in Article 15 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Landlord or Tenant by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord or Tenant to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Without limiting the generality of the foregoing, no action taken or not taken by Landlord or Tenant under the provisions of this Section or any other provision of this Lease (including, by way of example rather than of limitation, the Landlord's acceptance of the payment of rent after the occurrence of any event of default) shall operate as a waiver of any right to be paid a late charge or of any other right or remedy which the either party hereto would otherwise have against the other party on account of such event of default under the provisions of this Lease or applicable law (each party hereto hereby acknowledging that, in the interest of maintenance of good relations between Landlord and Tenant, there may be instances in which the other party chooses not immediately to exercise some or all of its rights on the occurrence of an event of default).

     20.2. Attorney's Fees. In the event that it shall become necessary for either Landlord or Tenant to employ the services of attorneys to enforce any of their respective rights under this Lease or to collect any sums due to them under this Lease or to remedy the breach of any covenant of this Lease on the part of the other to be kept or performed, the nonprevailing party (Tenant or Landlord as the case may be) shall pay to the prevailing party such reasonable fees as shall be charged by the prevailing party's attorneys for such services, including services at all trial and appellate levels and post judgment proceedings and such prevailing party shall also have and recover from the nonprevailing party (Landlord or Tenant as the case may be) all other costs and expenses of such suit and any appeal thereof or with respect to any postjudgment proceedings.

     20.3. Successors. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

     20.4. Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

     20.5. Notice. Any notice, demand, consent, approval or other communication to be given to or served upon any party hereto, in connection herewith, must be in writing, and may be given by facsimile transmission, certified mail or guaranteed overnight delivery service, return receipt requested. If a notice is delivered by United States Mail, it shall be deemed to have been given and received two (2) days following the deposit of a certified letter containing such notice, properly addressed, with postage prepaid, with the United States Mail. If delivered by facsimile transmission or by guaranteed overnight delivery service, it shall be deemed to have been given and received the same day that the notice is faxed or delivered into the custody of the overnight delivery service. If the notice is given otherwise than by certified mail, facsimile transmission or guaranteed overnight delivery service, it shall be deemed to have been given when delivered to and received by the party to whom it is addressed. Notices shall be given to the parties hereto at the following addresses:

         To Landlord:          ECHELON INTERNATIONAL CORPORATION
                                    One Progress Plaza, Suite 1500
                                    St. Petersburg, Florida   33701
                                    Attention: Mr. Darryl LeClair
                                    Facsimile Number: (813) 824-6750

       Copy To:                     Echelon Real Estate Services, Inc.
                                    13709 Progress Boulevard, Box 10
                                    Alachua, Florida  32615
                                    Attention:  Ms. Sandy Burgess

         To Tenant:                 IXION BIOTECHNOLOGY, INC.
                                    13709 Progress Boulevard, Box 13
                                    Alachua, FL  32615
                                    Attention:  General Counsel

       and                          Bruce Brashear, Esq.
                                    926 NW 13th Street
                                    Gainesville, Florida  32601

Either party hereto may, at any time by giving five (5) business days' written notice to the other party hereto, designate any other address in substitution of the foregoing address to which notice shall be given and other parties to whom copies of all notices hereunder shall be sent.

     20.6. Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application for such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     20.7. Landlord's Liability. Tenant shall look solely to (i) the estate and property of the Landlord in the Building and the Building Land, (ii) the rents and other income (including, without limitation, insurance proceeds payable to Landlord) from the Building receivable by Landlord, and (iii) the consideration received by Landlord from the sale of all or any part of the Building, for the collection of any judgment, or in connection with any other judicial process, requiring the payment of money by Landlord in the event of any default by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord, and no other property or estates of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies and rights under this Lease. The provisions of this Section are not designed to relieve Landlord from the performance of any of its obligations hereunder, but rather to limit Landlord's liability in the case of a recovery of a money judgment against Landlord. The foregoing limitation shall not apply to or limit any injunctive or other equitable declaratory or other forms of relief that Tenant may be entitled to. The word "Landlord" as used in this Lease shall mean only the owner from time to time of Landlord's interest in this Lease. In the event of any assignment of Landlord's interest in this Lease, the assignor shall no longer be liable for the performance or observation of any agreements or conditions on the part of Landlord to be performed or observed subsequent to the effective date of such assignment provided the assignee specifically assumes all such obligations.

     20.8. Estoppel Certificates. Tenant agrees at any time and from time to time, upon not less than fifteen (15) days prior written request of Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), the date to which the rental and other charges have been paid in advance, if any, and whether or not any violations are in existence as of the date of said statement, that Tenant has accepted possession of the Leased Premises, the date on which the term commenced; and, as to whether, to the best knowledge, information and belief of the signer of such certificate, the other party is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and as to any other fact or condition with respect to this Lease reasonably requested by the other party hereto or such other addressee, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee.

     20.9. No Recording. Tenant shall not record this Lease or any memorandum or short form hereof without the written consent and joinder of Landlord.

     20.10. Waiver of Jury Trial. The parties hereto waive trial by jury in connection with any proceedings or counterclaims brought by either of the parties hereto against the other.

     20.11. Relocation Option. In the event Landlord determines to lease the Leased Premises to a third party or utilize the same for other purposes during the term of this Lease, Tenant agrees to relocate to other space in the Building designated by Landlord upon sixty (60) days prior written notice to Tenant, provided such other space is of equal or larger size than the Leased Premises. Landlord shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Tenant's furnishings and Landlord furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or conditions of this Lease, but with the new location substituted for the old location set forth in Section 1.1 of this Lease and modification to the rental terms, as appropriate, due to modification in the sized of the Leased Premises.

     20.12. Corporate Authority. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the state in which the Leased Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Tenant.

     20.13. Financial Reports. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant, or, failing those, Tenant's internally prepared financial statements, certified by Tenant. Landlord agrees that it will not disclose any aspect of such information which Tenant designates as confidential except: (i) to Landlord's lenders or prospective purchasers of the Building; (ii) in litigation; and (iii) if required by court order.

20.14. Time of Essence. Time is of the essence of each and every provision and term of this Lease.

     20.15.  Exhibits and Riders.  Incorporated into this Lease by reference.

       Exhibit        A - Floor Plan of Leased Premises
       Exhibit        B - Tenant Improvement Specifications
       Exhibit        C - Rules and Regulations
       Exhibit        D - Permitted Environmental Matters

     20.16. Complete Understanding.16. Complete Understanding. This Lease represents the complete understanding between the parties hereto as the subject matter hereof, and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as the same. No inducements, representations, understandings or agreements have been made or relied upon in the making of this Lease, except those specifically set forth in the provisions of this Lease. Neither party hereto has any right to rely on any other prior or contemporaneous representation made by anyone concerning this Lease which is not set forth herein. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this lease and that this lease will not be construed against Landlord merely because Landlord has prepared it.

20.17. Governing Law. This Lease shall be governed in all respects by the laws of the State of Florida.


                             ARTICLE 21. SIGNATURES

     In Witness Whereof, this Lease was executed as of "Effective Date" as specified hereinabove.

WITNESSES:

                                  TENANT:


                            IXION BIOTECHNOLOGY, INC.

                      By:__________________________________
                                Weaver H. Gaines
                             Its: Chairman and Chief
Executive Officer

                                (Corporate Seal)

                        Date:_____________________, 1998




WITNESSES:                         LANDLORD:


                        ECHELON INTERNATIONAL CORPORATION



                                      By:
                          Darryl A. LeClair, President


                        Date:______________________, 1998

                                   EXHIBIT "A"


                          FLOOR PLAN OF LEASED PREMISES

                                   EXHIBIT "B"


                          LEASED PREMISES IMPROVEMENTS



1. This Agreement sets forth the terms and conditions governing the design, permitting and construction of the leasehold improvements ("Landlord's Work") to be installed in the Leased Premises in accordance with the Floor Plan, which is hereby approved by Tenant.

2. Landlord shall pay all costs of construction of the Landlord's Work directly to the contractor or materialmen, which costs may consist of: (i) governmental agency plan check, permit and other fees (including any changes required by any governmental entity or authority having jurisdiction thereof); (ii) sales and use taxes; and (iii) the costs of materials and labor incurred in connection with the Landlord's Work performed consistently with the floor plan.

3. "Substantial Completion" of the Leased Premises shall be conclusively deemed to have occurred as soon as the Landlord's Work has been constructed in accordance with the approved floor plan. The issuance of a temporary certificate of occupancy by the proper governmental entity shall not be required for Substantial Completion but, if granted, shall be deemed conclusive evidence that Substantial Completion has occurred. Notwithstanding the above, the Leased Premises shall be considered Substantially Complete even though (a) there remain to be completed in the Leased Premises punch list items, including but not limited to minor or insubstantial details of construction, decoration or mechanical adjustment, the lack of completion of which will not materially interfere with Tenant's permitted use or occupancy of the Leased Premises (which items shall be completed within a reasonable time, not to exceed thirty (30) days, and/or (b) there is a delay in the Substantial Completion of the Leased Premises due to a delay caused by Tenant.

4. Tenant has reviewed and inspected the condition of the Building and Leased Premises and agrees to accept the same, as to be improved by the Landlord's Work. The taking of possession of the Leased Premises by Tenant shall constitute an acknowledgment by Tenant that the Leased Premises are in good condition.

5. The following is a list of Landlord's Work:

       Clean and repaint cabinets.

       Patch and paint all walls.

       Clean tile floors and replace damaged tiles as needed.

       Install Carpet in lab offices.

       Remove walls and electrical devices in furnace rooms.

       Install (7) 110V and (1) 208V emergency outlets and hook them into emergency generator as shown on floor plan.

       Install emergency generator.

       Add communication and electric outlets as shown on floor plan.

       Install central vacuum lines (if central building vacuum pump is available) or install individual vacuum lines for tenant provided pumps.

       Interior piping for Gas outlets as shown on floor plan.

       Total project costs:                 $38,990
       Tenant allowance                      12,540
       Amount amortized in Lease             26,458 (amortized over 36 mths
                                            10% = $2.04/sq ft or
                                            $10,232.64/year)

       Landlord's Work does not include DI water system or hookup, or any hookup or related charges for natural gas service.

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

1. Landlord agrees to furnish Tenant two keys without charge. Additional keys will be furnished at a nominal charge. Tenant shall not change locks or install additional locks on doors without prior written consent of Landlord. Tenant shall not make or cause to be made duplicates of keys procured form Landlord without prior approval of Landlord. All keys to Leased Premises shall be surrendered to Landlord upon termination of this Lease.

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Tenant to Landlord for Landlord's approval before performance of any contractual service. Tenant's contractors and installation technicians shall comply with Landlord's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises, including installation of telephone, telegraph equipment or any other physical portion of the Leased Premises or Building.

3. Tenant shall not at any time occupy any part of the Leased Premises or Building as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on the Leased Premises or in any part of the Building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises or Building any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Landlord.

5. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the Leased Premises or the Building regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or Building.

7. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person or contract with or render free or paid services to any Tenant or to any of Tenant's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the Building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the Building or down the stairways or other passages.

12. Tenant and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Landlord. Tenant shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the Leased Premises or Building. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, after giving written notice to Tenant of such violation, shall have the right to remove such vehicles at Tenant's expense.

13. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Landlord. Parking stickers or other forms of identification supplied by Landlord shall remain the property of Landlord and not the property of Tenant and are not transferable., Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Movement in or out of the Building of furniture or office supplies and equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and carried out in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement will include determination by Landlord of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant assumes, and shall indemnify Landlord against, all risks and claims of damage to persons and properties arising in connection with any said movement.

15. Landlord shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

16. Tenant shall not lay floor covering within the Leased Premises without written approval of the Landlord. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

17. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building.

18. Landlord reserves the right to exclude from the Building, between the hours of 6:00 p.m. and 8:00 a.m. on weekdays and at all hours on Saturday, and all hours on Sunday and legal holidays, all persons who are not known to the Building security personnel and who do not present a key or other appropriate authorization to the Building signed by the Tenant. Each Tenant shall be responsible for all persons for whom it supplies a key.

19. There shall be no smoking in any area inside the Building.

20. It is Landlord's desire to maintain in the Building, the highest standard of dignity and good taste consistent with comfort and convenience for Tenant. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be necessary, for the safety, care and cleanliness of the Leased Premises and for the preservation of good order therein.

                                   EXHIBIT "D"


                         PERMITTED ENVIRONMENTAL MATTERS